EXHIBIT A


                        MORGAN STANLEY AIRCRAFT FINANCE
                             Report to Noteholders
               All amounts in US dollars unless otherwise stated


Payment Date                  15th of each month
Convention                    Modified Following Business Day
Current Payment Date            15-Oct-99
Current Calculation Date         8-Oct-99
Previous Payment Date           15-Sep-99
Previous Calculation Date        9-Sep-99

-------------------------------------------------------------------------------------------------
1. Account Activity Summary between Calculation Dates
-------------------------------------------------------------------------------------------------
                                  Prior          Deposits     Withdrawals       Balance on
                                 Balance                                      Calculation Date
                                 9-Sep-99                                         8-Oct-99
-------------------------------------------------------------------------------------------------
Expense Account                 1,694,847.98   2,736,304.19     (845,893.92)    3,585,258.25
Collection Account             12,179,215.40  10,431,543.02  (12,179,215.40)   10,431,543.02
Aircraft Purchase Account                  -              -               -                -
Liquidity Reserve cash balance 25,000,000.00              -               -    25,000,000.00
-------------------------------------------------------------------------------------------------
Total                          38,874,063.38  13,167,847.21  (13,025,109.32    39,016,801.27
-------------------------------------------------------------------------------------------------
2. Analysis of Expenses Account Activity
-------------------------------------------------------------------------------------------------
Opening Balance on Previous Calculation Date                                    1,694,847.98
Transfer from Collection Account on previous Payment Date                       2,736,304.19
Permitted Aircraft Accrual
Interim Transfer to Collection Account
Interest Income
Balance on current Calculation Date
 - Payments on previous payment date                                             (567,095.03)
 - Interim payments                                                              (278,798.89)
 - other
-------------------------------------------------------------------------------------------------
Balance on current Calculation Date                                             3,585,258.25
-------------------------------------------------------------------------------------------------
3. Analysis of Collection Account Activity
-------------------------------------------------------------------------------------------------
Opening Balance on Previous Calculation Date                                   12,179,215.40
Collections during period
 - lease rentals                                                                8,555,719.00
 - maintenance reserves                                                         1,717,488.00
 - other leasing income                                                             1,306.00
 - interest income                                                                142,874.41
 - interim transfer from Expense A/C                                               14,155.61
Transfers from Aircraft Purchase Account                                                   -
Drawings under Credit or Liquidity Enhancement Facilities                                  -
Repayment of Drawings under Credit or Liquidity Enhancement Facilities                     -
Transfer to Expense Account on previous Payment Date                           (2,736,304.19)
 - Required Expense Amount
 - Permitted Aircraft Modifications
Net Swap payments on previous Payment Date                                       (549,312.50)
Aggregate Note Payments on previous Payment Date                               (8,893,598.71)
Interim Transfer to Expense Account
------------------------------------------------------------------------------------------------
Balance on current Calculation Date                                            10,431,543.02
------------------------------------------------------------------------------------------------

Analysis of Liquidity Reserve Amount
First Collection Account Reserve                                               15,000,000.00
Second Collection Account Reserve                                              10,000,000.00
Morgan Stanley Facility                                                        10,000,000.00
ILFC Facility
   - Letter of Credit                                      10,000,000.00
   - Cash Security Deposits                                20,003,351.00       30,003,351.00
                                                                              --------------
Liquidity Reserve Amount                                                       65,003,351.00
                                                                              --------------

Minimum Liquidity Reserve Amount                                               15,000,000.00
---------------------------------------------------------------------------------------

                        MORGAN STANLEY AIRCRAFT FINANCE
                             Report to Noteholders
               All amounts in US dollars unless otherwise stated


Current Payment Date                       15-Oct-99
Current Calculation Date                   8-Oct-99
Previous Payment Date                      15-Sep-99
Previous Calculation Date                  9-Sep-99

----------------------------------------------------------------------------------------------------------------
Balance in Collection Account                                                                     10,431,543.02
Liquidity Reserve Amount                                                                          65,003,351.00
                                                                                              ==================
Available Collections                                                                             75,434,894.02
                                                                                              ==================

3. Analysis of Collection Account Activity (Continued)
----------------------------------------------------------------------------------------------------------------
Analysis of Current Payment Date Distributions

(i)          Required Expense Amount                                                               1,328,508.66
(ii)  a)     Class A Interest but excluding Step-up                                                3,014,631.41
      b)     Swap Payments other than subordinated swap payments                                     615,208.33
(iii) a)     Repayment of Primary Eligible Credit Facilities                                                  -
      b)     First Collection Account top-up (Minimum liquidity reserve $15 m)                    15,000,000.00
(iv)         Class A Minimum principal payment                                                                -
(v)          Class B Interest                                                                        460,633.76
(vi)         Class B Minimum principal payment                                                       322,254.03
(vii)        Class C Interest                                                                        575,000.00
(viii)       Class C Minimum principal payment                                                           175.00
(ix)         Class D Interest                                                                        797,500.00
(x)          Class D Minimum principal payment                                                                -
(xi)  a)     Secondary Eligible Credit Facilities (ILFC and Morgan Stanley Facilities)                        -
      b)     Second collection account top-up                                                     50,003,351.00
(xii)        Class A Scheduled principal                                                                      -
(xiii)       Class B Scheduled principal                                                                      -
(xiv)        Class C Scheduled principal                                                               3,053.00
(xv)         Class D Scheduled principal                                                                      -
(xvi)        Permitted accruals for Modifications
(xvii)       Step-up interest                                                                                 -
(xviii)      Beneficial interest                                                                              -
(xix)        Class A Supplemental principal                                                        3,314,578.82
(xx)         Class B Supplemental principal                                                                   -
(xxi)        Class D Redemption Price                                                                         -
(xxii)       Class C Redemption Price                                                                         -
(xxiii)      Class B Redemption Price                                                                         -
(xxiv)       Class A Redemption Price                                                                         -
(xxv)        Subordinated Swap payments                                                                       -
(xxvi)       all remaining amounts to holders of Beneficial interests
             Total Payments with respect to Payment Date                                          75,434,894.02
             less collection Account Top Ups (iii) (b) and (xi) (b) above                         65,003,351.00
                                                                                              ==================
                                                                                                  10,431,543.02
                                                                                              ==================

----------------------------------------------------------------------------------------------------------------

                        MORGAN STANLEY AIRCRAFT FINANCE
                             Report to Noteholders
               All amounts in US dollars unless otherwise stated


Current Payment Date                       15-Oct-99
Current Calculation Date                   8-Oct-99
Previous Payment Date                      15-Sep-99
Previous Calculation Date                  9-Sep-99

----------------------------------------------------------------------------------------
4. Payments on the Notes by Subclass
----------------------------------------------------------------------------------------
                                           Subclass        Subclass        Subclass
(a) Floating Rate Notes                       A-1             A-2             B-1

----------------------------------------------------------------------------------------
Applicable LIBOR                               5.38000%        5.38000%         5.3800%
Applicable Margin                               0.2100%         0.3500%         0.6500%
Applicable Interest Rate                       5.59000%        5.73000%        6.03000%
Day Count                                       Act/360         Act/360         Act/360
Actual Number of Days                                30              30              30
Interest Amount Payable                    1,863,333.33    1,151,298.07      460,633.76
Step-up Interest Amount Payable                       -        NA              NA
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
Total Interest Paid                        1,863,333.33    1,151,298.07      460,633.76
----------------------------------------------------------------------------------------

Expected Final Payment Date                   15-Mar-00       15-Sep-05       15-Mar-13
Excess Amortisation Date                      15-Mar-00       15-Apr-98       15-Apr-98
----------------------------------------------------------------------------------------
Original Balance                         400,000,000.00  340,000,000.00  100,000,000.00
Opening Outstanding Principal Balance    400,000,000.00  241,109,544.16   91,668,409.92
----------------------------------------------------------------------------------------
Extended Pool Factors                           100.00%          86.44%          97.66%
expected Pool Factors                           100.00%          79.63%          93.79%
----------------------------------------------------------------------------------------
Extension Amount                                      -               -               -
expected Pool Factor Amount                           -               -               -
Surplus Amortisation                                  -    3,314,578.82      322,254.03
----------------------------------------------------------------------------------------
Total Principal Distribution Amount                   -    3,314,578.82      322,254.03
----------------------------------------------------------------------------------------
Redemption Amount
- amount allocable to principal
- amount allocable to premium
----------------------------------------------------------------------------------------
Closing Outstanding Principal Balance    400,000,000.00  237,794,965.34   91,346,155.89
----------------------------------------------------------------------------------------

------------------------------------------------------------------------
(b) Fixed Rate Notes                          C-1             D-1
------------------------------------------------------------------------
Applicable Interest Rate                       6.90000%        8.70000%
Day count                                      30 / 360        30 / 360
Number of Days                                       30              30
Interest Amount Payable                      575,000.00      797,500.00
------------------------------------------------------------------------
Total Interest Paid                          575,000.00      797,500.00
------------------------------------------------------------------------
Expected Final Payment Date                   15-Mar-13       15-Mar-14
Excess Amortisation Date                      15-Mar-13       15-Mar-10
Original Balance                         100,000,000.00  110,000,000.00
Opening Outstanding Principal Balance    100,000,000.00  110,000,000.00
------------------------------------------------------------------------
Extended Pool Factors                           100.00%         100.00%
expected Pool Factors                           100.00%         100.00%
------------------------------------------------------------------------
Extended Amount                                       -               -
expected Pool Factor amount                           -               -
---------------------------
Surplus Amortisation                           3,228.00
---------------------------
------------------------------------------------------------------------
Total Principal Distribution Amount            3,228.00               -
------------------------------------------------------------------------
Redemption Amount                                     -               -
- amount allocable to principal                       -               -
- amount allocable to premium                         -               -
------------------------------------------------------------------------
Closing Outstanding Principal Balance     99,996,772.00  110,000,000.00
------------------------------------------------------------------------

                        MORGAN STANLEY AIRCRAFT FINANCE
                             Report to Noteholders
               All amounts in US dollars unless otherwise stated


Current Payment Date                     15-Oct-99
Current Calculation Date                  8-Oct-99
Previous Payment Date                    15-Sep-99
Previous Calculation Date                 9-Sep-99
--------------------------------------------------------------------------------
5. Floating Rate Note information for next Interest Accrual Period

Start of Interest Accrual Period           15-Oct-99
End of Interest Accrual Period             15-Jun-99
Reference Date                             11-Oct-99

--------------------------------------------------------------------------------
                                               A-1           A-2          B-1
--------------------------------------------------------------------------------
Applicable LIBOR                            5.40625%      5.40625%     5.40625%
Applicable Margin                            0.2100%       0.3500%      0.6500%
Applicable Interest Rate                    5.61625%       5.7563%      6.0563%
Actual Pool Factor                           100.00%        69.94%       91.35%
--------------------------------------------------------------------------------

-------------------------------------------------------------------
Fixed Rate Notes                               C-1           D-1
-------------------------------------------------------------------
Actual Pool Factor                           100.00%          100%
-------------------------------------------------------------------

--------------------------------------------------------------------------------
6. Payments per $ 100,000 Inital Outstanding Principal Balance of Notes
--------------------------------------------------------------------------------
(a) Floating Rate Notes                       A-1           A-2          B-1
--------------------------------------------------------------------------------
Opening Outstanding Principal Balance     100,000.00     70,914.57    91,668.41
Total Principal Payments                           -        974.88       322.25
Closing Outstanding Principal Balance     100,000.00     69,939.70    91,346.16

Total Interest                                465.83        338.62       460.63
Total Premium                                      -             -            -
--------------------------------------------------------------------------------

-------------------------------------------------------------------
(b) Fixed Rate Notes                          C-1           D-1
-------------------------------------------------------------------
Opening Outstanding Principal Balance     100,000.00    100,000.00
Total Principal Payments                        3.23             -
Closing Outstanding Principal Balance      99,996.77    100,000.00

Total Interest                                575.00        725.00
Total Premium                                      -             -
-------------------------------------------------------------------

           Comparison of Actual to Date Cashflows versus Prospectus

                                                 -----------------------------------------------------------------------------------
                                                                                                   % of Assumed Gross Lease Revenues
-------------------------------------------------------------------------------------------------  ---------------------------------
                                        15-Oct-99       Actual To        Assumed*      Variance      Actual     Assumed*    Variance
                                                     October 15, 1999     To Date
-------------------------------------------------------------------------------------------------  ---------------------------------
Cash Collections
Gross Lease Rentals                                     190,800,339    211,377,033   (20,576,695)     90.3%      100.0%       -9.7%
Other Cash Received                                       2,769,467              0     2,769,467       1.3%        0.0%        1.3%
Security Deposits                                         4,006,650              0     4,006,650       1.9%        0.0%        1.9%
Repossession Costs - Actual                              (1,991,806)    (9,511,967)    7,520,160      -0.9%       -4.5%        3.6%
Repossession Costs - Accrued                                (45,017)             0       (45,017)      0.0%        0.0%        0.0%
                                                 ------------------------------------------------  ---------------------------------
Net Lease Rentals                                       195,539,633    201,865,067    (6,325,434)     92.5%       95.5%       -3.0%

Maintenance Receipts                                     28,114,327              0    28,114,327      13.3%        0.0%       13.3%
Maintenance Expenses- Actual                            (14,717,461)             0   (14,717,461)     -7.0%        0.0%       -7.0%
Maintenance Expenses - Accrued                           (4,213,164)             0    (4,213,164)     -2.0%        0.0%       -2.0%
                                                 ------------------------------------------------  ---------------------------------
Net Maintenance                                           9,183,702              0     9,183,702       4.3%        0.0%        4.3%

Interest Received                                         3,665,027      2,265,025     1,400,002       1.7%        1.1%        0.7%
                                                 ------------------------------------------------  ---------------------------------
Total Cash Collections                                  208,388,362    204,130,091     4,258,271      98.6%       96.6%        2.0%

Cash Expenses

Cash Operating Expenses
 - Insurance, re-leasing and other
      costs - Actual                                     (1,625,667)    (7,398,196)    5,772,529      -0.8%       -3.5%        2.7%
 - Insurance, re-leasing and other
      costs - Accrued                                            (1)                          (1)      0.0%        0.0%        0.0%
                                                 ------------------------------------------------  ---------------------------------
subtotal                                                 (1,625,668)    (7,398,196)    5,772,528      -0.8%       -3.5%        2.7%

SG&A
 - Servicer Fees                                         (7,840,918)    (9,166,236)    1,325,318      -3.7%       -4.3%        0.6%
 - Other Servicer provider fees and
      Overhead - Actual                                  (4,467,842)    (5,282,371)      814,529      -2.1%       -2.5%        0.4%
 - Other Servicer provider fees and
      Overhead - Accrued                                    (93,472)                     (93,472)      0.0%        0.0%        0.0%
                                                 ------------------------------------------------  ---------------------------------
subtotal                                                (12,402,233)   (14,448,607)    2,046,375      -5.9%       -6.8%        1.0%

Interest Payments (Net of Swap Payments)               (110,641,440)  (110,200,910)     (440,530)    -52.3%      -52.1%       -0.2%
                                                 ------------------------------------------------  ---------------------------------
Total Cash Expenses & Interest Payments                (124,669,341)  (132,047,714)    7,378,373     -59.0%      -62.5%        3.5%

-------------------------------------------------------------------------------------------------  ---------------------------------
Net Cash Collections                                     83,719,022     72,082,378    11,636,644      39.6%       34.1%        5.5%
-------------------------------------------------------------------------------------------------  ---------------------------------

Exceptional Items
 - THY Note Distribution                                 27,143,085     27,143,085             0      12.8%       12.8%        0.0%
-------------------------------------------------------------------------------------------------  ---------------------------------
 Cash Collections Available for
      Distribution                                      110,862,107     99,225,463    11,636,644      52.4%       46.9%        5.5%
-------------------------------------------------------------------------------------------------  ---------------------------------

Principal Payments
A-1                                                               0              0             0       0.0%        0.0%        0.0%
A-2                                                     102,205,034     90,568,216    11,636,818      48.4%       42.8%        5.5%
B-1                                                       8,653,844      8,653,844            (0)      4.1%        4.1%        0.0%
C-1                                                           3,228          3,403          (175)      0.0%        0.0%        0.0%
D-1                                                               0              0             0       0.0%        0.0%        0.0%
                                                 ------------------------------------------------  ---------------------------------
subtotal                                                110,862,106     99,225,463    11,636,643      52.4%       46.9%        5.5%

-------------------------------------------------------------------------------------------------  ---------------------------------
Total Payments to Noteholders                           110,862,106     99,225,463    11,636,643      52.4%       46.9%        5.5%
-------------------------------------------------------------------------------------------------  ---------------------------------

Benefical Interest Distributions                                 (0)             0            (0)      0.0%        0.0%        0.0%
-------------------------------------------------------------------------------------------------  ---------------------------------
*Assumed Cash Collections and Cash Expenses have been adjusted for non-delivery of an aircraft.

------------------------------------------------------------------------------------------------------------------------------------
                                                                  Coverage Ratios
                                                 Closing            Actual             Assumed*
------------------------------------------------------------------------------------------------------------------------------------
   Cash Collections Available for Distribution                   110,862,107           99,225,463
   Add Back Interest and Swap Payments                           110,641,440          110,200,910
   Add Back Permitted Accruals                                     1,600,000
   Net Cash Collections(excl. interest and swap pymts)           223,103,547          209,426,373

a  Swaps                                                          11,401,510            5,999,708
b  Class A Interest                                               63,057,140           67,619,558
c  Class A Minimum                                                15,221,945           22,188,410
d  Class B Interest                                                9,416,290            9,955,144
e  Class B Minimum                                                 8,653,844            8,653,844
f  Class C Interest                                               11,221,667           11,155,000
g  Class C Minimum                                                       175                  175
h  Class D Interest                                               15,544,833           15,471,500
I  Class D Minimum                                                         -                    -
j  Class A Scheduled                                                       -                    -
k  Class B Scheduled                                                       -                    -
l  Class C Scheduled                                                   3,053                3,228
m  Class D Scheduled                                                       -                    -
n  Permited Aircraft Modifications                                 1,600,000                    -
o  Class A Supplemental                                           86,983,089           68,379,806
                                                                ----------------------------------
p  Total                                                         223,103,546          209,426,373
                                                                ----------------------------------

   Interest Coverage Ratio

   Class A                                                              3.54                 3.10  = a / (b+c)
   Class B                                                              2.54                 2.10  = a / (b+c+d+e)
   Class C                                                              2.07                 1.75  = a / (b+c+d+e+f+g)
   Class D                                                              1.81                 1.55  = a / (b+c+d+e+f+g+h+i)

   Debt Coverage Ratio

   Class A                                                              1.81                 1.55  = a / (b+c+d+e+f+g+h+i+ j+k)
   Class B                                                              1.81                 1.55  = a / (b+c+d+e+f+g+h+i+j+k+l)
   Class C                                                              1.81                 1.55  = a / (b+c+d+e+f+g+h+i+j+k+l+m)
   Class D                                                              1.81                 1.55  = a / (b+c+d+e+f+g+h+i+j+k+l+m+n)

   Loan-to-Value Ratios
   Assumed Portfolio Value                1,115,510,000                             1,019,488,347
   Adjusted Portfolio Value                                      986,855,533
   Liquidity Reserve Amount
   Of which - Cash                           25,000,000           25,000,000           25,000,000
           - Accrued Expenses                                      4,351,654
           - Letters of Credit held          40,000,000           40,003,351           40,003,351
                                          -------------        -----------------------------------
   Subtotal                                  65,000,000           69,355,005           65,003,351
   Less Lessee Security Deposits            (20,000,000)         (20,003,351)         (20,003,351)
   Subtotal                                  45,000,000           49,351,654           45,000,000
   Total Asset Value                      1,160,510,000        1,036,207,187        1,064,488,347

   Note Balance as at 15-Oct-99

   Class A                                  740,000,000   63.8%  637,794,966          649,431,784   61.0%    61.6%
   Class B                                  100,000,000   72.4%   91,346,156           91,346,156   69.6%    70.4%
   Class C                                  100,000,000   81.0%   99,996,772           99,996,597   79.0%    80.0%
   Class D                                  110,000,000   90.5%  110,000,000          110,000,000   89.3%    90.6%
                                          -------------        -----------------------------------
   Total                                  1,050,000,000          939,137,894          950,774,537
                                          -------------        -----------------------------------
-------------------------------------------------------------------------------------------------------------------------------
*Assumed Cash Collections and Cash Expenses have been adjusted for non-delivery of an aircraft.

1. Interest Coverage Ratio is equal to Net Cash Collections(excl. interest and swap payments) expressed as a ratio of the interest payable on each subclass of Notes plus the interest and minimum principal payments payable on each subclass of Notes that rank senior in priority of payment to the relevant subclass of Notes.

2. Debt Service Ratio is equal to Net Cash Collections (excl. interest and swap payments) expressed as a ratio of the interest and minimum and scheduled principal payments payable on each subclass of Notes plus the interest and minimum and scheduled principal payments payable on each subclass of Notes that ranks equally with)or senior to the relevant subclass of Notes in the priority of payments.

3. Total Asset Value is equal to Total Assumed Portfolio Value plus Liquidity Reserve Amount minus Lessee Security Deposits.

4. Assumed Portfolio Value represents the Inital Appraised Value of each aircraft in the Portfolio multipled by the Depreciation Factor at Calculation date divided by the Depreciation Factor at Closing date.

5. Adjusted Portfolio Value represents the Base Value of each aircraft in the Portfolio as detemined by the most recent Appraisal multipled by the Depreciation Factor at Calculation date divided by the Depreciation Factor at Closing date.

6. The lower of the Assumed Portfolio Value or 105% of the Adjusted Portfolio Value is used to calculate the principal repayment amounts to Noteholders